SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2003

                           ENZON PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     0-12957               22-2372868
(State or other jurisdiction of       (Commission            (IRS Employer
         incorporation)               File Number)           Identification)

                685 Route 202/206, Bridgewater, New Jersey 08807
               (Address of principal executive offices) (Zip Code)

       (Registrant's telephone number, including area code: (908) 541-8600


     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

On November 12, 2003, the Registrant amended its 2001 Incentive Stock Plan to add the following language to Section 7.B thereof: "Notwithstanding the foregoing, without the prior approval of Enzon's stockholders, options issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted Award."

A copy of the Registrant's 2001 Incentive Stock Plan, as amended, is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

   Exhibit No.                    Description
   -----------                    -----------

      99.1 Enzon Pharmaceuticals, Inc. 2001 Incentive Stock Plan, as amended

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003


                                          By:  /s/ Kenneth J. Zuerblis
                                             -----------------------------------
                                             Kenneth J. Zuerblis
                                             Vice President, Finance and
                                             Chief Financial Officer